                                                                 EXHIBIT 10.9.11





                              DATED 31 MARCH 1992



              ROYAL BANK OF SCOTLAND (INDUSTRIAL LEASING) LIMITED

                             SIMON-HORIZON LIMITED




                            ADDENDUM TO CHARTERPARTY
                             M.V. "SIMON LABRADOR"





                                  Norton Rose
                                     London

THIS ADDENDUM dated 31 MARCH 1992 is supplemental to a CHARTERPARTY BY WAY OF DEMISE in respect of m.v. "SIMON LABRADOR" (therein called m.v. "SEAWAY LABRADOR") (the "Ship"), dated 20th December 1990 (hereafter the
"Charterparty") BETWEEN:

(1)      ROYAL BANK OF SCOTLAND (INDUSTRIAL LEASING) LIMITED (the "Owner"); and

(2)      SIMON-HORIZON LIMITED (the "Charterer")

WHEREAS

(1) the Charterer wishes new seismic survey equipment (the "Equipment") to be installed on the Ship and has asked the Owner to assist in the finance of the Equipment,

(2) the Owner and the Charterer have entered or will enter into sale and purchase agreements relating to the Equipment whereby the Equipment will be sold from the Charterer to the Owner,

(3) the Owner and the Charterer have agreed to enter into a master lease and lease contracts executed pursuant thereto in respect of the Equipment whereby the Equipment shall be leased from the Owner to the Charterer and

(4) the Owner and the Charterer wish the Charterparty to be amended to accommodate appropriate references to the Equipment and the transaction documentation relating to the Equipment,

NOW, IN CONSIDERATION of the Charterer taking on lease from the Owner the Equipment pursuant to a master lease and lease contracts executed pursuant thereto

IT IS HEREBY AGREED that:

1        EFFECTIVE DATE

1.1 The Effective Date shall be the first date of Delivery relating to any of the Goods ("Delivery" and "Goods" being as defined in the master lease referred to in Recital 3 above).

2        AMENDMENTS TO THE CHARTERPARTY

2.1 The following amendments shall be made to the Charterparty with effect from the Effective Date, references to Clauses and Schedules being references to Clauses and Schedules of the Charterparty unless indicated otherwise herein:

         (a) There shall be inserted in the definitions set out in Clause 1 the following:

                 "Goods" means any goods the subject of the Goods Contracts;

                 "Goods Contracts" means the Master Lease and the Goods
                 Guarantee;

                 "Goods Guarantee" means the Guarantee entered into in relation to the Master Lease by Simon Engineering plc;

                 "Goods Sale Agreements" means each of or all of (as the context allows) the agreements between the Charterer and the Owner whereby the Owner buys and the Charterer sells any goods which are to become Goods;

                 "Master Lease" means the master lease dated 31-03-92 between the parties hereto and the lease contracts entered into pursuant thereto;

         (b) There shall be inserted after The Guarantee" in line 2 of the definition of "Relevant Documents" in Clause 1;

                 ", the Goods Contracts".

         (c) There shall be inserted at the end of the definition of "Ship" in Clause 1;

                 And "Ship" shall indeed Goods while such Goods are on board the Ship, save that where there is reference herein to insurance of the Ship, "Ship" shall not include Goods if the Goods on board the Ship are insured separately from the Ship in accordance with the terms of the Master Lease".

         (d) There shall be inserted at the end of the definition of Termination Sum" in Clause 1;

                 "in respect of the Ship excluding the Goods".

         (e) Clause 35 shall be deleted and the following inserted in its place:

                 "Upon the termination of the Charter Period and the sale of the Ship in accordance with the foregoing provisions of this Clause 3, the Net Sale Proceeds shall be applied by the Owner (subject to Clause 10.4) as follows:

                 (a) The proportion of the Net Sale Proceeds attributable to the Goods shall be calculated and paid to the Owner for application in accordance with the terms of the Master Lease; and the balance shall be applied:

                 (b) Firstly, in or towards settlement of any amounts due and owing by the Charterer to the Owner under the Charterparty or any other Relevant Documents other than the Goods Contracts (including any interest due in respect thereof);

                 (c) Secondly, in settlement of all sums due to the Owner under the Goods Contracts insofar as such sums have not been satisfied by application of the sums referred to in Clause 3.5(a);

                 (d) Thirdly, if the Charterer shall on or before the date of application of the Net Sale Proceeds by the Owner have paid the Termination Sum, or a part thereof, in accordance with Clauses 3.3 or 3.4, in or towards refunding by way of rebate of charterhire to the Charterer the amount of the Termination Sum or part thereof so paid by the Charterer; and

                 (e) Fourthly, an amount equal to two per cent. (2%) of the Net Sale Proceeds shall be retained by the Owner and any balance remaining shall be paid to the Charterer by way of rebate of charterhire and/or payment of sales commission or otherwise as appropriate."

                 (f) There shall be inserted after "BFE" in line 5 of Clause 63;

                          "or the Goods".

                 (g)      A new Clause 7.7 shall be inserted after Clause 7.6:

                          "7.7 Notwithstanding any other Clause of this Charterparty, payments of charterhire pursuant to this Charterparty shall be in respect of the Ship excluding the Goods."

                 (h) There shall be inserted after "Purchase Agreement" at the end of line 2 of Clause 9.1;

                          "and payment for the Goods".

                 (i) There shall be inserted after "Conversion and Supply Agreement" in line 7 of Clause 9.5;

                          "and payment for the Goods".

                 (j) There shall be inserted after "Charterparty" in line 8 of Clause 9.6;

                          "the termination of the leasing of the Goods under Clause 3.03 of the Master Lease".

                 (k) There shall be inserted after "Technical Records" in line 7 of Clause 20.1;

                          "and the Goods"

                          and there shall be inserted after "Charterparty" in line 10 of that Clause;

                          "or the Master Lease".

         (l) Clause 21.5 shall be deleted and the following inserted in its place:

                 "All moneys received by the Owner as loss payee under the Insurances from insurers or others in respect of a Total Loss shall be applied by the Owner subject to Clause 10.4 as follows:

                 (a) the proportion attributable to the Goods shall be paid to the Owner for application in accordance with the terms of the Master Lease; and the balance shall be applied:

                 (b) Firstly, in or towards settlement of any amounts due and owing by the Charterer to the Owner under this Charterparty or any of the other Relevant Documents other than the Goods Contracts;

                 (c) Secondly, in settlement of all sums due to the Owner under the Goods Contracts insofar as such sums have not been satisfied by application of the sums referred to in Clause 21.5(a);

                 (d) Thirdly, if the Charterer shall on or before the date of application of such moneys have paid the Termination Sum, or a part thereof, in accordance with Clause 21.2(a) in or towards refunding by way of rebate of hire or otherwise as appropriate to the Charterer the amount of the Termination Sum or part thereof so paid by the Charterer; and

                 (e) Fourthly, an amount equal to two per cent. (2%) of such moneys received by the Owner as loss payee under the Insurances shall be retained by the Owner, and the balance shall be paid to the Charterer or to its order by way of rebate of charterhire or otherwise as appropriate."

         (m) Clause 25.2 shall be deleted and the following shall be inserted in its place:

                 "Without prejudice to the obligation of the Charterer to make the payments referred to in Clause 25.1, upon any such termination as is referred to in Clause 25.1 and provided that the Owner shall not be prevented from so doing for any reason whatsoever, the Owner shall endeavour to sell the Ship as soon as practicable. The Net Sale Proceeds shall be applied by the Owner subject to Clause 10.4 as follows:

                 (a) the proportion of the Net Sale Proceeds attributable to the Goods shall be calculated and paid to the Owner for application in accordance with the terms of the Master Lease; and the balance shall be applied:

                 (b) Firstly, in or towards settlement of any amounts due and owing by the Charterer to the Owner under this Charterparty or any of the other Relevant Documents other than the Goods Contracts (including any interest due in respect thereof);

                 (c) Secondly, in settlement of all sums due to the Owner under the Goods Contracts insofar as such sums have not been satisfied by application of the sums referred to in Clause 25.2(a);

                 (d) Thirdly, if the Charterer shall on or before the date of application of the Net Sale Proceeds by the Owner have paid the Termination Sum, or a part thereof, in accordance with Clause 25.1, in or towards refunding by way of rebate of charterhire or otherwise as appropriate to the Charterer the amount of the Termination Sum or part thereof so paid by the Charterer; and

                 (e) Fourthly, an amount equal to two per cent. (2%) of the Net Sale Proceeds shall be retained by the Owner and any balance shall be paid to any Relevant Party by way of rebate of charterhire or otherwise as appropriated

         (n) Clause 1 of Schedule 3 shall become Clause 1.1 of Schedule 3 and a new Clause 1.2 as follows shall be inserted at the end of Clause 1.1 of Schedule 3:

                 "1.2 For the purposes of this Schedule 3, references to the Ship shall exclude references to the Goods."

         (o) The reference to paragraphs 3(i)-(xx) (inclusive) of Schedule 3 contained in line 2 of the definition of Variable Assumption. in Clause 1 of Schedule 3, shall be amended to refer to paragraphs 3(i)-(xxA) (inclusive) of Schedule 3.

         (p) There shall be inserted between paragraphs (xx) and (xxi) of Cause 3 of Schedule 3 the following:

                 "(xxA) that the Inland Revenue will not treat the respective disposal values of the Ship (excluding the Goods) and the Goods as being any amount different from that assumed by the Owner; and"

         (q) Clause 1 of Schedule 4 shall become Clause 1.1 of Schedule 4 and a new Clause 1.2 as follows shall be inserted at the end of Clause 1.1 of Schedule 6:

                 "1.2 For the purposes of this Schedule 4, references to the Ship shall exclude references to the Goods."

3        CONTINUING EFFECT

3.1 The Owner and the Charterer agree that subject to the amendments set out in Clause 1 hereof the Charterparty shall continue with full force and effect.

4        LAW AND JURISDICTION

4.1 This Addendum shall be governed by and construed in accordance with the laws of England and the Courts of England shall have non-exclusive jurisdiction over matters arising in relation to this Addendum.

IN WITNESS whereof the parties hereto have entered into this Addendum the day and year first above written

SIGNED by                              )
for and on behalf of                   )
ROYAL BANK OF SCOTLAND                 )   /s/ Andrew Robertson
(INDUSTRIAL LEASING) LIMITED           )
in the presence of                     )



SIGNED by                              )
for and on behalf of                   )   /s/ B.E. Timmins
SIMON-HORIZON LIMITED                  )
in the presence of                     )